Exhibit 99.1

Media Relations Contact:	Investor Relations Contact:
Phillip Tree	Matthew Langdon
TIBCO Software Inc.	TIBCO Software Inc.
(650) 846-8529	(650) 846-5747
ptree@tibco.com	mlangdon@tibco.com

TIBCO SOFTWARE REPORTS Q1 RESULTS

Company Continues to Diversify Across Vertical Markets and Expand Margins

PALO ALTO, Calif., March 26, 2009 – TIBCO Software Inc. (Nasdaq: TIBX) today announced results for its fiscal first quarter, which ended on March 1, 2009.

Total revenue for the first quarter of fiscal 2009 was $132.9 million and net income was $5.6 million, or $0.03 per diluted share. This compares to total revenue of $146.6 million and net income of $5.5 million, or $0.03 per diluted share, as reported for the first quarter of fiscal 2008.

On a non-GAAP basis, net income for the first quarter of fiscal 2009 was $15.2 million or $0.09 per diluted share, compared with $14.1 million or $0.07 per diluted share for the first quarter of fiscal 2008. Non-GAAP operating income for the first quarter of fiscal 2009 was $21.9 million, resulting in non-GAAP operating margins of 16%. This compares to non-GAAP operating income of $18.9 million, or 13% non-GAAP operating margins in the first quarter of fiscal 2008. Non-GAAP results exclude stock-based compensation expense, amortization of acquired intangible assets, and assume a non-GAAP effective tax rate of 32% and 34% for the first quarters of fiscal 2009 and 2008, respectively.

“Despite macroeconomic headwinds and typical Q1 seasonality, we delivered strong operating profits and EPS this quarter,” said Vivek Ranadivé, TIBCO’s chairman and chief executive officer. “We continue to see opportunity ahead as companies look increasingly towards infrastructure software to drive greater IT efficiency, but we are also managing our business carefully so as to protect margins and returns to shareholders. Our world-class products, strong market position and disciplined operations will position us well for growth as the environment improves.”

First Quarter Fiscal 2009 Highlights

•	Total revenue was $132.9 million;

•	License revenue was $44.8 million;

•	Strong mix of business across major industries including Financial Services, Telecommunications, Government, Transportation & Logistics, and Energy;

•	TIBCO closed 66 deals over $100k and had 11 deals over $1 million;

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TIBCO expanded its business with leading companies in Q1 such as Abu Dhabi Commercial Bank, Guitar Center, HT - Hrvatske Telekomunikacije, International Flavors and Fragrances, The Nielsen Company, State Compensation Insurance Fund of California, UBS, United Airlines, and Wyndham Hotels and Resorts.

Conference Call Details

TIBCO has scheduled a conference call for 4:30 pm ET / 1:30 pm PT today to discuss its first quarter results. The conference call will be hosted by Thomson Financial and may be accessed over the Internet at www.tibco.com or via dial-in at 888-397-5352 or 719-325-2159. Please join the conference call at least 10 minutes early to register. A replay of the conference call will be available until midnight on April 26, 2009 at www.tibco.com or via dial-in at (888) 203-1112 or (719) 457-0820. The pass code for both the call and the replay is 2014411.

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About TIBCO

TIBCO’s technology digitized Wall Street in the ‘80s with event-driven “Information Bus” software, which helped make real-time business a strategic differentiator in the ‘90s. Today, TIBCO’s infrastructure software gives customers the ability to constantly innovate by connecting applications and data in a service-oriented architecture, streamlining activities through business process management, and giving people the information and intelligence tools they need to make faster and smarter decisions, what we call The Power of Now®. TIBCO serves more than 3,000 customers around the world with offices in more than 20 countries and an ecosystem of over 200 partners. Learn more at www.tibco.com.

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TIBCO, The Power of Now and TIBCO Software are trademarks or registered trademarks of TIBCO Software Inc. in the United States and/or other countries. All other product and company names and marks mentioned in this document are the property of their respective owners and are mentioned for identification purposes only.

About Non-GAAP Financial Information

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Measures.”

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the federal securities laws. The final financial results for the first quarter of fiscal year 2009 may differ materially from the preliminary results presented in this release due to factors that include, but are not limited to, risks associated with the final review of the results and preparation of financial statements. In addition, forward-looking statements such as statements regarding future demand for infrastructure software, our ability to manage our business to protect margins in the future and our ability to grow the business when the economic environment improves are subject to risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks include but are not limited to: the current uncertainty in global economic conditions and its effect on the demand for enterprise software and services; and competitive factors, including but not limited to competition from alternative business models, industry consolidation and new product introductions. Additional information regarding potential risks is provided in our filings with the SEC, including our most recent Annual Report on Form 10-K for the year ended November 30, 2008. TIBCO assumes no obligation to update the forward-looking statements included in this release.

TIBCO Software Inc.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands)

	March 1,	November 30,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$285,723	$254,400
Short-term investments	7,626	13,073
Accounts receivable, net	106,486	133,191
Prepaid expenses and other current assets	47,948	49,994

Total current assets	447,783	450,658
Property and equipment, net	100,796	103,531
Goodwill	327,447	343,942
Acquired intangible assets, net	68,744	80,437
Long-term deferred income tax assets	70,335	70,135
Other assets	41,245	39,865

Total assets	$1,056,350	$1,088,568

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,387	$15,030
Accrued liabilities	66,689	90,980
Accrued excess facilities costs	6,466	6,572
Deferred revenue	147,047	140,221
Current portion of long-term debt	2,061	2,033

Total current liabilities	236,650	254,836
Accrued excess facilities costs, less current portion	4,246	5,594
Long-term deferred revenue	10,832	12,007
Long-term deferred income tax liabilities	8,314	15,329
Long-term income tax liabilities	12,202	12,439
Long-term debt, less current portion	41,999	42,525
Other long-term liabilities	4,018	3,837

Total long-term liabilities	81,611	91,731

Total liabilities	318,261	346,567

Minority interest	333	358
Total stockholders’ equity	737,756	741,643

Total liabilities and stockholders’ equity	$1,056,350	$1,088,568

TIBCO Software Inc.

Condensed Consolidated Statements of Operations

(unaudited)

(in thousands, except net income per share)

	Three Months Ended
	March 1, 2009	March 2, 2008
Revenue:
License	$44,849	$57,753
Service and maintenance	88,047	88,825

Total revenue	132,896	146,578

Cost of revenue:
License	6,810	7,280
Service and maintenance	31,245	35,770

Total cost of revenue	38,055	43,050

Gross profit	94,841	103,528

Operating expenses:
Research and development	25,134	25,454
Sales and marketing	46,126	54,388
General and administrative	10,628	13,798
Amortization of acquired intangible assets	3,716	4,140

Total operating expenses	85,604	97,780

Income from operations	9,237	5,748
Interest income	1,077	3,258
Interest expense	(746)	(842)
Other income, net	159	238

Income before provision for income taxes and minority interest	9,727	8,402
Provision for income taxes	4,122	2,833
Minority interest, net of tax	(21)	55

Net income	$5,626	$5,514

Net income per share:
Basic	$0.03	$0.03

Diluted	$0.03	$0.03

Shares used to compute net income per share:
Basic	171,284	186,315

Diluted	172,092	190,064

TIBCO Software Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited)

(in thousands)

	Three Months Ended
	March 1, 2009	March 2, 2008
Cash flows from operating activities:
Net income	$5,626	$5,514
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	3,820	4,015
Amortization of acquired intangible assets	7,279	7,957
Stock-based compensation	5,361	5,150
Deferred income tax	(2,397)	(5,368)
Tax benefits related to stock benefit plans	2,711	3,887
Excess tax benefits from stock-based compensation	(2,318)	(3,801)
Minority interest, net of tax	(21)	55
Other non-cash adjustments, net	493	67
Changes in assets and liabilities:
Accounts receivable	24,710	47,491
Prepaid expenses and other assets	2,928	1,096
Accounts payable	(598)	(3,778)
Accrued liabilities and excess facilities costs	(23,931)	(9,776)
Deferred revenue	5,650	7,666

Net cash provided by operating activities	29,313	60,175

Cash flows from investing activities:
Purchases of short-term investments	—	(34,999)
Maturities and sales of short-term investments	5,174	48,264
Acquisitions, net of cash acquired	(163)	—
Purchases of private equity investments	—	(9)
Proceeds from private equity investments	—	222
Purchases of property and equipment	(1,318)	(2,256)
Restricted cash pledged as security	(2,315)	(124)

Net cash provided by investing activities	1,378	11,098

Cash flows from financing activities:
Proceeds from issuance of common stock	2,127	3,464
Repurchases of the Company’s common stock	—	(45,271)
Excess tax benefits from stock-based compensation	2,318	3,801
Principal payments on long-term debt	(498)	(471)

Net cash provided by (used in) for financing activities	3,947	(38,477)

Effect of foreign exchange rate changes on cash and cash equivalents	(3,315)	209

Net change in cash and cash equivalents	31,323	33,005
Cash and cash equivalents at beginning of period	254,400	170,237

Cash and cash equivalents at end of period	$285,723	$203,242

About Non-GAAP Financial Measures

TIBCO provides non-GAAP measures for operating income, net income and net income per share data as supplemental information regarding TIBCO’s business performance. TIBCO believes that these non-GAAP financial measures are useful to investors because they exclude non-operating charges. TIBCO’s management excludes these non-operating charges when it internally evaluates the performance of TIBCO’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation, because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential revenue generation activities of TIBCO. Accordingly, management excludes stock-based compensation related to employee stock options, amortization of acquired intangible assets, charges for acquired in-process research and development, costs related to formal restructuring activities, gains and losses on equity investments, and the income tax effects of the foregoing, as well as adjustments for the impact of changes in the valuation allowance recorded against TIBCO’s deferred tax assets when making operational decisions.

TIBCO believes that providing the non-GAAP measures that management uses to its investors is useful to investors for a number of reasons. The non-GAAP measures provide a consistent basis for investors to understand TIBCO’s financial performance on a trended basis across historical periods. In addition, it allows investors to evaluate TIBCO’s performance using the same methodology and information as that used by TIBCO’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, GAAP and thus TIBCO’s definition may be different from similar non-GAAP measures used by other companies and/or analysts. However, TIBCO’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-GAAP operating income, non-GAAP net income and non-GAAP net income per share. In addition, some items such as restructuring charges that are excluded from non-GAAP net income and non-GAAP earnings per share can have a material impact on cash flows and stock compensation charges can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. TIBCO has historically provided non-GAAP measures to the investment community as a supplement to its GAAP results, to enable investors to evaluate TIBCO’s business performance in the way that management does.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Stock-based Compensation

TIBCO incurs stock-based compensation expense under SFAS 123(R). TIBCO excludes this item for the purposes of calculating non-GAAP operating income, non-GAAP net income and non-GAAP net income per share because it is a non-cash expense that TIBCO believes is not reflective of its business performance. The nature of the stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expenses may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods (including prior periods following the adoption of SFAS 123(R)). The exclusion of stock-based compensation from the non-GAAP measures also allows a consistent comparison of TIBCO’s relative historical financial performance, since the method for accounting for stock-based compensation changed at the beginning of fiscal 2006 when TIBCO adopted SFAS 123(R). Finally, TIBCO believes that non-GAAP measures of profitability that exclude stock-based compensation are widely used by analysts and investors in the software industry.

Amortization of Acquired Intangible Assets

TIBCO has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions TIBCO has made. Management excludes these items, for the purposes of calculating non-GAAP operating income, non-GAAP net income and non-GAAP net income per share. TIBCO believes that eliminating this expense from its non-GAAP measures is useful to investors, because the amortization of intangible assets can be inconsistent in amount and frequency and is significantly impacted by the timing and magnitude of TIBCO’s acquisition transactions, which also vary substantially in frequency from period to period.

TIBCO Software Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in thousands, except net income per share)

	Three Months Ended
	March 1, 2009		March 2, 2008
	Operating Income	Net Income	Operating Income	Net Income
GAAP	$9,237	$5,626	$5,748	$5,514
Amortization of intangible assets - cost of revenue	3,563	3,563	3,817	3,817
Amortization of intangible assets - operating expense	3,716	3,716	4,140	4,140
Stock-based compensation - cost of revenue	610	610	595	595
Stock-based compensation - R&D expense	1,123	1,123	1,019	1,019
Stock-based compensation - S&M expense	1,706	1,706	1,730	1,730
Stock-based compensation - G&A expense	1,923	1,923	1,806	1,806
Income tax adjustment for non-GAAP (1)	—	(3,036)	—	(4,480)

Non-GAAP	$21,878	$15,231	$18,855	$14,141

Diluted net income per share:
GAAP		$0.03		$0.03

Non-GAAP		$0.09		$0.07

Shares used to compute diluted net income per share		172,092		190,064

(1)	The estimated non-GAAP effective tax rate was 32% and 34% for the first quarter of fiscal 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.